Prospectus Supplement No. 2                     Filed Pursuant to Rule 424(b)(3)
dated May 26, 2000                                    Registration No. 333-32668
(to Prospectus dated April 6, 2000)                        Cusip No. 705904 50 6







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                                    PEGASUS
                                 COMMUNICATIONS



                       PEGASUS COMMUNICATIONS CORPORATION

         3,000,000 Shares of 6 1/2% Series C Convertible Preferred Stock
                                       and
                the Shares of Class A Common Stock Issuable upon
             Conversion of the Series C Convertible Preferred Stock

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     The following table supplements and amends the information set forth on pages 36 to 41 in the prospectus under Selling Security Holders with respect to certain Series C convertible preferred stock selling security holders and the number of shares of Series C convertible preferred stock beneficially owned by such holders that may be offered and sold pursuant to the prospectus dated April 6, 2000. This prospectus supplement is not complete without, and may not be delivered or utilized except in connection with, the prospectus.

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                                                                 PERCENTAGE OF
                                       NUMBER OF SHARES OF         SERIES C                                    PERCENTAGE OF
                                             SERIES C             CONVERTIBLE     NUMBER OF SHARES OF CLASS    CLASS A COMMON
                                       CONVERTIBLE PREFERRED    PREFERRED STOCK    A COMMON STOCK THAT MAY         STOCK
               NAME                   STOCK THAT MAY BE SOLD      OUTSTANDING            BE SOLD (1)          OUTSTANDING (2)
------------------------------------ ------------------------- ------------------ --------------------------- -----------------
BNP Arbitrage SNC                             44,200                 1.5%                   34,666                   *
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* less than 1%

(1) Assumes conversion of all of the holder's Series C convertible preferred stock at a conversion price of $127.50 per share of Class A common stock. However, this conversion price will be subject to adjustment as described under Description of Series C Convertible Preferred Stock--Conversion Right and as described below. As a result, the amount of Class A common stock issuable upon conversion of the Series C convertible preferred stock may increase or decrease in the future.

(2) Calculated based on Rule 13d-3(d)(i) of the Exchange Act using 22,184,710 shares of Class A common stock outstanding as of May 24, 2000. In calculating this amount, we treated as outstanding the number of shares of Class A common stock issuable upon conversion of all of that particular holder's Series C convertible preferred stock. However, we did not assume the conversion of any other holder's Series C convertible preferred stock.

     Pegasus has approved a two-for-one stock split of its Class A common stock to be paid as a stock dividend. Shareholders of record as of May 19, 2000 will receive an additional share of Class A common stock for each share held. The stock dividend will be paid on May 30, 2000. Pursuant to the certificate of designation for the Series C convertible preferred stock, the stock dividend will be treated as an event which triggers an adjustment in the conversion price of the Series C convertible preferred stock. After the stock dividend is paid on May 30, 2000, the adjusted conversion price will be $63.75 per share of Class A common stock.

     Because the selling security holders listed above and in the prospectus under the caption Selling Security Holders may, pursuant to the prospectus, as supplemented, offer all or some portion of the Series C convertible preferred stock, no estimate can be given as to the amount of Series C convertible preferred stock that will be held by the selling security holders upon termination of any such sales.

     Furthermore, the selling security holders identified in the table set forth in the prospectus under the caption Selling Security Holders may have sold, transferred or otherwise disposed of all or a portion of their Series C convertible preferred stock or Class A common stock since the date on which they provided us with information regarding their Series C convertible preferred stock or Class A common stock, and we have not made any independent inquiries as to the foregoing.

     Unless otherwise noted, all information provided in this prospectus supplement is as of May 26, 2000.